UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk, Ann Arbor, Michigan	48104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

A.
Sixth Amendment to Loan and Security Agreement and Waiver with Silicon Valley Bank and Fifth Amendment to Loan and Security Agreement and Waiver to Loan and Security Agreement (Ex-IM Loan Facility) with Silicon Valley Bank

Advanced Photonix, Inc. (the “Company”) and its wholly-owned subsidiaries Picometrix LLC (“Picometrix”) and Advanced Photonix Canada, Inc. (“APC”) (each a “Borrower” and, collectively the “Borrowers”) are parties to a (i) Loan and Security Agreement dated January 31, 2012 (as amended from time to time, the “SVB Loan Agreement”) by and among the Borrowers and Silicon Valley Bank (“SVB”); and (ii) Loan and Security Agreement (Ex-IM Loan Facility) dated January 31, 2012 (as amended from time to time, the “SVB Ex-Im Loan Agreement” and together with the SVB Loan Agreement, the “SVB Loans”) by and among the Borrowers and SVB.  Under the terms of the SVB Loans in effect prior to March 5, 2014, the Borrowers were required to maintain a minimum liquidity ratio of 2.25 to 1.00 and a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $300,000 for each fiscal month during the period July through October 2013; and (2) $1 for each fiscal month during the period November 2013 through February 2014.

As previously reported under the cover of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on February 10, 2014 (the “February 8-K”), the Borrowers entered into a Fifth Amendment and Forbearance to the SVB Loan Agreement (the “SVB Loan Forbearance Agreement”) and a Fourth Amendment and Forbearance to the SVB Ex-Im Loan Agreement (the “SVB Ex-IM Loan Forbearance Agreement” and collectively, the “SVB Forbearance Agreements”) to address a default resulting from their failure to comply with the minimum EBITDA financial covenant for the fiscal month ending December 27, 2013 (the “December SVB Default”).

As of the fiscal month ended January 31, 2014, the Borrowers were also in default under the SVB Loans for failing to comply with the minimum EBITDA and required Liquidity Ratio financial covenants (the “January SVB Default”).  In addition, the factors that led to the December SVB Default and the January SVB Default resulted in similar defaults under the Loan and Security Agreement dated February 8, 2013 (as amended from time to time, the “PFG Loan Agreement”) by and among the Company and Picometrix (the “PFG Borrowers”) and Partners for Growth III, L.P. (“PFG”), which in turn triggered the cross-default provisions under the SVB Loans (the “SVB Cross-Defaults”, and together with the December SVB Default and January SVB Default, the “Existing SVB Defaults”).

On March 5, 2014, the Borrowers and SVB entered into a Sixth Amendment to Loan and Security Agreement and Waiver to the SVB Loan Agreement (the “SVB Amendment and Waiver”) and a Fifth Amendment to Loan and Security Agreement and Waiver (Ex-IM Loan Facility) to the SVB Ex-Im Loan Agreement (the “SVB Ex-IM Amendment and Waiver” and collectively, the “SVB Amendment and Waiver Agreements”).  Under the terms of the SVB Amendment and Waiver Agreements, (i) the interest rates will remain at the Prime Rate published in the Wall Street Journal (currently 3.25%) plus 4.0% for the line of credit and 4.5% on the existing term loan; (ii) SVB agreed to extend the maturity date of the Borrowers’ line of credit from March 31, 2014 to May 31, 2014; (iii) SVB agreed to waive the Existing SVB Defaults; (iv) the trailing three month adjusted EBITDA covenant was reset to a negative $1.2 million for the fiscal month ended February 28, 2014, a negative $800,000 for the fiscal month ended March 31, 2014, a negative $600,000 for the fiscal month ended April 30, 2014 and a positive $1 for the fiscal month ended May 31, 2014; (v) the existing liquidity ratio covenant was reset to 1.30 to 1.00 as of February 28, 2014, and 2.25 to 1.00 for each month thereafter through May 2014; (vi) the Company's ability to engage in stock repurchases was eliminated and it will now be required to deliver monthly financial statements to SVB within 30 days of the end of each month, including for those months coinciding with the end of a fiscal quarter; and (vii) the EBITDA definition was revised to add back fees associated with the negotiation of the SVB Amendment and Waiver Agreements and PFG Waiver and Modification Agreement (as defined below).  As consideration for SVB’s entrance into the SVB Amendment and Waiver Agreements, the Borrowers (1) released any and all claims that they may have had against SVB arising prior to or on March 5, 2014; (2) paid SVB an aggregate fee of $15,000 for agreeing to amend the terms of the SVB Loans, waive the Existing SVB Defaults and extend the line of credit; (3) reimbursed SVB for its expenses in negotiating the SVB Amendment and Waiver Agreements; and (4) agreed to pay SVB an additional fee of up to $50,000 upon the earlier of May 31, 2014 and the date that all outstanding indebtedness becomes due under the SVB Loans.

The SVB Amendment and Waiver Agreements did not amend or alter in any respect the terms and conditions of either SVB Loan, or any of the other loan documents, or constitute a waiver or release by SVB of any right, remedy or event of default under the SVB Loans or any of the other loan documents, except to the extent expressly set forth in the SVB Amendment and Waiver Agreements and the SVB Loans.

B.	Waiver and Modification to Loan and Security Agreement with Partners for Growth III, L.P.

Under the terms of the PFG Loan Agreement in effect prior to March 5, 2014, the PFG Borrowers were required to maintain a minimum liquidity ratio of 2.25 to 1.00 and a minimum rolling three month adjusted EBITDA, measured monthly of (1) a negative $300,000 for each month during the period July through October 2013; and (2) $1 for each month during the period November 2013 through February 2014.

As previously reported in the February 8-K, the PFG Borrowers entered into a Forbearance Agreement with PFG dated as of February 10, 2014 to address a default under Section 5 of the Schedule to the PFG Loan Agreement for failing to comply with the minimum EBITDA financial covenant for the month ending December 31, 2013 (the “December PFG Default”).

As of the fiscal month ended January 31, 2014, the PFG Borrowers were also in default under Section 5 of the Schedule to the PFG Loan Agreement for failing to comply with the minimum EBITDA and required Liquidity Ratio financial covenants (the “January PFG Default”).  In addition, and as noted in Item 1.01(A) above, the factors that led to the December PFG Default and the January PFG Default resulted in similar defaults under the SVB Loans, which in turn triggered the cross-default provisions under Section 6.1(f) of the PFG Loan Agreement for the months ended December 31, 2013 and January 31, 2014 (the “PFG Cross-Defaults” and together with the December PFG Default and the January PFG Default, the “Existing PFG Defaults”).

On March 5, 2014, the PFG Borrowers and PFG entered into a Waiver and Modification to Loan and Security Agreement (the “PFG Waiver and Modification Agreement”).  Under the terms of the PFG Waiver and Modification Agreement, (i) PFG agreed to waive the Existing PFG Defaults; (ii) the trailing three month adjusted EBITDA covenant was reset to a negative $1.2 million for the month ended February 28, 2014, a negative $800,000 for the month ended March 31, 2014, a negative $600,000 for the month ended April 30, 2014 and a positive $1 for the month ended May 31, 2014; (iii) the existing liquidity ratio covenant was reset to 1.30 to 1.00 as of February 28, 2014, and 2.25 to 1.00 for each month thereafter through May 2014; and (iv)  the EBITDA definition was revised to add back fees associated with the negotiation of the PFG Waiver and Modification Agreement and SVB Amendment and Waiver Agreements.  As consideration for PFG’s entrance into the PFG Waiver and Modification Agreement, the PFG Borrowers (1) released any and all claims that they may have had against PFG arising prior to or on March 5, 2014; (2) paid PFG an aggregate fee of $10,000 for agreeing to amend the terms of the PFG Loan Agreement and waive the Existing PFG Defaults; (3) reimbursed PFG for its expenses in negotiating the PFG Waiver and Modification Agreement; and (4) agreed to pay PFG an additional fee of up to $75,000 upon the earlier of May 31, 2014 and the date that all outstanding indebtedness becomes due under the PFG Loan Agreement.

The PFG Waiver and Modification Agreement did not amend or alter in any respect the terms and conditions of the PFG Loan Agreement, or any of the other loan documents, or constitute a waiver or release by PFG of any right, remedy or event of default under the PFG Loan Agreement or any of the other loan documents, except to the extent expressly set forth in the PFG Waiver and Modification Agreement and the PFG Loan Agreement.

The preceding descriptions of the SVB Amendment and Waiver, SVB Ex-IM Amendment and Waiver and PFG Waiver and Modification Agreement are qualified in their entirety by reference to the copies of the SVB Amendment and Waiver, SVB Ex-IM Amendment and Waiver and PFG Waiver and Modification Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to Executive Officer Employment Agreements

On March 5, 2014, the Company entered into amendments to its employment agreements (collectively, the “Employment Agreements”) with Richard Kurtz, the Company’s Chief Executive Officer, President and a member of the Board; Robin F. Risser, the Company’s Chief Operating Officer, Secretary and a member of the Board; Steven Williamson, the Company’s Chief Technology Officer; and Jeffrey Anderson, the Company’s Chief Financial Officer (collectively, the “Executives” and each an “Executive”) pursuant to which the base salary payable for each such Executive will be temporarily reduced by 25% for the period commencing March 1, 2014 and ending May 31, 2014 (each, an “Amendment” and collectively, the “Amendments”).  Except as amended by the Amendments, the original Employment Agreements, which were filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K that was filed by the Company with the SEC on August 19, 2011, remain in full force and effect.

The foregoing summary of the Amendments does not purport to be complete and is subject to and qualified in its entirety by reference to the terms and conditions of the Amendments, copies of which are filed herewith as Exhibits 10.4, 10.5, 10.6 and 10.7 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit
10.1	Sixth Amendment to Loan and Security Agreement and Waiver by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated March 5, 2014.
10.2
Fifth Amendment to Loan and Security Agreement and Waiver (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated March 5, 2014.

10.3	Waiver and Modification to Loan and Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated March 5, 2014.
10.4	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Jeffrey Anderson.
10.5	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Richard Kurtz.
10.6	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Robin Risser.
10.7	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Steven Williamson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Anderson, Chief Financial Officer

Dated:  March 7, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Sixth Amendment to Loan and Security Agreement and Waiver by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated March 5, 2014.
10.2
Fifth Amendment to Loan and Security Agreement and Waiver (Ex-IM Loan Facility) by and among Silicon Valley Bank, Advanced Photonix, Inc., Picometrix, LLC, and Advanced Photonix Canada, Inc. dated March 5, 2014.

10.3	Waiver and Modification to Loan and Security Agreement by and among Partners for Growth III, L.P., Advanced Photonix, Inc., and Picometrix, LLC dated March 5, 2014.
10.4	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Jeffrey Anderson.
10.5	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Richard Kurtz.
10.6	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Robin Risser.
10.7	Amendment 2 dated March 6, 2014 to Employment Agreement dated August 19, 2011, between Advanced Photonix, Inc. and Steven Williamson.